Exhibit 99.2


                                                                Execution Copy




                          NOVUS FINANCIAL CORPORATION,
                                   as Servicer




                            NOVUS HELOC TRUST 1999-1,
                                    as Issuer


                                       and


                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                              as Indenture Trustee


                             ----------------------

                               SERVICING AGREEMENT
                             Dated as of May 1, 1999
                             ----------------------



                             Revolving Credit Loans

                                TABLE OF CONTENTS

                                                                          Page

                                   ARTICLE I.
                                   Definitions

Section 1.01.     Definitions................................................1
Section 1.02.     Other Definitional Provisions..............................1
Section 1.03.     Interest Calculations......................................2

                          ARTICLE II.
                Representations and Warranties

Section 2.01.     Representations and Warranties Regarding the Servicer......3
Section 2.02.     Representations and Warranties of the Issuer...............4
Section 2.03.     Enforcement of Representations and Warranties..............4

                         ARTICLE III.
    Administration and Servicing of Revolving Credit Loans

Section 3.01.     The Servicer...............................................6
Section 3.02.     Collection of Certain Revolving Credit Loan Payments.......9
Section 3.03.     Withdrawals from the Collection Account...................11
Section 3.04.     Maintenance of Hazard Insurance; Property Protection
                  Expenses..................................................12
Section 3.05.     Modification Agreements...................................13
Section 3.06.     Trust Estate; Related Documents...........................13
Section 3.07.     Realization Upon Defaulted Revolving Credit Loans.........14
Section 3.08.     Issuer and Indenture Trustee to Cooperate.................15
Section 3.09.     Servicing Compensation; Payment of Certain Expenses by
                  Servicer..................................................16
Section 3.10.     Annual Statement as to Compliance.........................17
Section 3.11.     Annual Servicing Report...................................17
Section 3.12.     Access to Certain  Documentation and Information
                  Regarding the Revolving Credit Loans......................18
Section 3.13.     Maintenance of Certain Servicing Insurance Policies.......18
Section 3.14.     Information   Required  by  the  Internal Revenue
                  Service and Reports of Foreclosures and Abandonments
                  of Mortgaged Property.....................................18
Section 3.15.     Optional Repurchase of Defaulted Revolving Credit
                  Loans.....................................................18
Section 3.16.     Payment of Taxes, Insurance and Other Charges.............18
Section 3.17.     Optional Retransfers of Revolving Credit Loans............19

                          ARTICLE IV.
                     Servicing Certificate

Section 4.01.     Statements to Securityholders.............................20
Section 4.02.     Tax Reporting.............................................21

                          ARTICLE V.
                        Payment Account

Section 5.01.     Payment Account...........................................22

                          ARTICLE VI.
                         The Servicer

Section 6.01.     Liability of the Servicer.................................23
Section 6.02.     Merger or Consolidation of, or Assumption of the
                  Obligations of, the Servicer.........23
Section 6.03.     Limitation on Liability of the Servicer and Others........23
Section 6.04.     Servicer Not to Resign....................................24
Section 6.05.     Delegation of Duties......................................24
Section 6.06.     Servicer to Pay  Indenture Trustee's and Owner
                  Trustee's Fees and Expenses; Indemnification..............25

                         ARTICLE VII.
                            Default

Section 7.01.     Servicing Default.........................................26
Section 7.02.     Indenture Trustee to Act; Appointment of Successor........27
Section 7.03.     Notification to Securityholders...........................29

                         ARTICLE VIII.
                   Miscellaneous Provisions

Section 8.01.     Amendment.................................................30
Section 8.02.     GOVERNING LAW.............................................30
Section 8.03.     Notices...................................................30
Section 8.04.     Severability of Provisions................................30
Section 8.05.     Third-Party Beneficiaries.................................31
Section 8.06.     Counterparts..............................................31
Section 8.07.     Effect of Headings and Table of Contents..................31
Section 8.08.     Termination Upon Purchase by the Servicer or Liquidation
                  of All Revolving Credit Loans.............................31
Section 8.09.     Certain Matters Affecting the Indenture Trustee...........32
Section 8.10.     Owner Trustee Not Liable for Related Documents............32


EXHIBIT A - REVOLVING CREDIT LOAN SCHEDULE.................................A-1
EXHIBIT B - POWER OF ATTORNEY..............................................B-1
EXHIBIT C - FORM OF REQUEST FOR RELEASE....................................D-1

          Execution Copy This Servicing Agreement, dated as of May 1, 1999, among NOVUS Financial Corporation (the "Servicer"), the NOVUS HELOC Trust 1999-1 (the "Issuer"), and Norwest Bank Minnesota, National Association (the "Indenture Trustee").

                          W I T N E S S E T H  T H A T:
                          ----------------------------

          WHEREAS, pursuant to the terms of the Revolving Credit Loan Purchase Agreement, NOVUS Financial Corporation (in its capacity as Seller) will sell to the Depositor the Revolving Credit Loans together with the Related Documents on the Closing Date, and thereafter all Additional Balances created on or after the Cut-off Date;

          WHEREAS, the Depositor will transfer the Revolving Credit Loans and all of its rights under the Revolving Credit Loan Purchase Agreement to the Issuer, together with the Related Documents on the Closing Date, and thereafter all Additional Balances created on or after the Cut-off Date;

          WHEREAS, pursuant to the terms of the Trust Agreement, the Issuer will issue and transfer to or at the direction of the Depositor, the Certificates;

          WHEREAS, pursuant to the terms of the Indenture, the Issuer will issue and transfer to or at the direction of the Depositor, the Notes; and

          WHEREAS, pursuant to the terms of this Servicing Agreement, the Servicer will service the Revolving Credit Loans directly;

          NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:


                                   ARTICLE I.

                                   Definitions

     Section 1.01. Definitions. For all purposes of this Servicing Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions contained in Appendix A to the Indenture dated as of May 1, 1999 (the "Indenture"), between NOVUS HELOC Trust 1999-1, as issuer, and Norwest Bank Minnesota, National Association, as indenture trustee, which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

     Section 1.02. Other Definitional Provisions.

     (a) All terms defined in this Servicing Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

     (b) As used in this Servicing Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Servicing Agreement or in any such certificate or other document, and accounting terms partly defined in this Servicing Agreement or in any such certificate or other document, to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Servicing Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Servicing Agreement or in any such certificate or other document shall control.

     (c) The words "hereof," "herein," "hereunder" and words of similar import when used in this Servicing Agreement shall refer to this Servicing Agreement as a whole and not to any particular provision of this Servicing Agreement; Section and Exhibit references contained in this Servicing Agreement are references to Sections and Exhibits in or to this Servicing Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

     (d) The definitions contained in this Servicing Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.

     (e) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

     Section 1.03. Interest Calculations. All calculations of interest hereunder that are made in respect of the Loan Balance of a Revolving Credit Loan shall be made on a daily basis using a 365/366-day year. All calculations of interest on the Securities shall be made on the basis of the actual number of days in an Interest Period and a year assumed to consist of 360 days. The calculation of the Servicing Fee shall be made on the basis of a 360-day year consisting of twelve 30-day months. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded up.

                                  ARTICLE II.

                         Representations and Warranties

     Section 2.01. Representations and Warranties Regarding the Servicer. The Servicer represents and warrants to the Issuer and for the benefit of the Indenture Trustee, as pledgee of the Revolving Credit Loans and the Credit Enhancer, as of the Cut-off Date:

               (i) The Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Servicer is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure to so qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Servicer;

               (ii) The Servicer has the power and authority to make, execute, deliver and perform this Servicing Agreement and all of the transactions contemplated under this Servicing Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Servicing Agreement. When executed and delivered, this Servicing Agreement will constitute the legal, valid and binding obligation of the Servicer enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

               (iii) The Servicer is not required to obtain the consent of any other Person or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Servicing Agreement, except for such consent, license, approval or authorization, or registration or declaration, as shall have been obtained or filed, as the case may be;

               (iv) The execution and delivery of this Servicing Agreement and the performance of the transactions contemplated hereby by the Servicer will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Servicer or any provision of the Certificate of Incorporation or Bylaws of the Servicer, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Servicer is a party or by which the Servicer may be bound;

               (v) No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Servicer threatened, against the Servicer or any of its properties or with respect to this Servicing Agreement or the Securities which in the opinion of the Servicer has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Servicing Agreement; and

               (vi) The Servicer's computer and other systems used in servicing the Revolving Credit Loans will be modified to operate in a manner such that on and after January 1, 2000 (i) the Servicer can service the Revolving Credit Loans in accordance with the terms of this Servicing Agreement and (ii) the Servicer can operate its business in the same manner as it is operating on the date hereof.

     The foregoing representations and warranties shall survive any termination of the Servicer hereunder.

     Section 2.02. Representations and Warranties of the Issuer. The Issuer hereby represents and warrants to the Servicer and for the benefit of the Indenture Trustee, as pledgee of the Revolving Credit Loans and the Credit Enhancer, as of the Cut-off Date:

               (i) The Issuer is a business trust duly formed and in good standing under the laws of the State of Delaware and has full power, authority and legal right to execute and deliver this Servicing Agreement and to perform its obligations under this Servicing Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Servicing Agreement; and

               (ii) The execution and delivery by the Issuer of this Servicing Agreement and the performance by the Issuer of its obligations under this Servicing Agreement will not violate any provision of any law or regulation governing the Issuer or any order, writ, judgment or decree of any court, arbitrator or governmental authority or agency applicable to the Issuer or any of its assets. Such execution, delivery, authentication and performance will not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action with respect to, any governmental authority or agency regulating the activities of limited liability companies. Such execution, delivery, authentication and performance will not conflict with, or result in a breach or violation of, any mortgage, deed of trust, lease or other agreement or instrument to which the Issuer is bound.

     Section 2.03. Enforcement of Representations and Warranties. The Servicer, on behalf of and subject to the direction of the Indenture Trustee, as pledgee of the Revolving Credit Loans, the Credit Enhancer or the Issuer, shall enforce the representations and warranties of the Seller pursuant to the Revolving Credit Loan Purchase Agreement. Upon the discovery by the Seller, the Depositor, the Servicer, the Indenture Trustee, the Credit Enhancer, the Issuer, or any Custodian of a breach of any of the representations and warranties made in the Revolving Credit Loan Purchase Agreement, in respect of any Revolving Credit Loan which materially and adversely affects the interests of the Securityholders or the Credit Enhancer, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The Servicer shall promptly notify the Seller of such breach and request that, pursuant to the terms of the Revolving Credit Loan Purchase Agreement, the Seller either (i) cure such breach in all material respects within 45 days (with respect to a breach of the representations and warranties contained in Section 3.1(a) of the Revolving Credit Loan Purchase Agreement) or 90 days (with respect to a breach of the representations and warranties contained in Section 3.1(b) of the Revolving Credit Loan Purchase Agreement) from the date the Seller was notified of such breach or (ii) purchase such Revolving Credit Loan from the Issuer at the Repurchase Price and in the manner set forth in Section 3.1(b) of the Revolving Credit Loan Purchase Agreement; provided that the Seller shall, subject to compliance with all the conditions set forth in the Revolving Credit Loan Purchase Agreement, have the option to substitute an Eligible Substitute Loan or Loans, together with any Substitution Adjustment Amounts, for such Revolving Credit Loan. In the event that the Seller elects to substitute one or more Eligible Substitute Loans pursuant to Section 3.1(b) of the Revolving Credit Loan Purchase Agreement, the Seller shall deliver to the Issuer with respect to such Eligible Substitute Loans, the original Credit Line Agreement, the Mortgage, and such other documents and agreements as are required by the Revolving Credit Loan Purchase Agreement. Payments due with respect to Eligible Substitute Loans in the month of substitution shall not be transferred to the Issuer and will be retained by the Servicer and remitted by the Servicer to the Seller on the next succeeding Payment Date provided a payment at least equal to the applicable Minimum Monthly Payment has been received by the Issuer for the month of substitution in respect of the Revolving Credit Loan to be removed. The Servicer shall amend or cause to be amended the Revolving Credit Loan Schedule to reflect the removal of such Revolving Credit Loan and the substitution of the Eligible Substitute Loans and the Servicer shall promptly deliver the amended Revolving Credit Loan Schedule to the Owner Trustee and Indenture Trustee.

     It is understood and agreed that the obligation of the Seller to cure such breach or purchase or substitute for such Revolving Credit Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Issuer and the Indenture Trustee, as pledgee of the Revolving Credit Loans, against the Seller. In connection with the purchase of or substitution for any such Revolving Credit Loan by the Seller, the Issuer shall assign to the Seller all of its right, title and interest in respect of the Revolving Credit Loan Purchase Agreement applicable to such Revolving Credit Loan. Upon receipt of the Repurchase Price, or upon completion of such substitution, the Servicer shall notify the Custodian and then the Custodian shall deliver the Mortgage Files to the Servicer, together with all relevant endorsements and assignments prepared by the Servicer which the Indenture Trustee shall execute.

                                  ARTICLE III.

                          Administration and Servicing
                            of Revolving Credit Loans

     Section 3.01. The Servicer.

     (a) The Servicer shall service and administer the Revolving Credit Loans in a manner consistent with the terms of this Servicing Agreement and which shall be normal and usual in its general mortgage servicing activities and shall have full power and authority, acting alone or through a subservicer, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable, it being understood, however, that the Servicer shall at all times remain responsible to the Issuer and the Indenture Trustee, as pledgee of the Revolving Credit Loans, for the performance of its duties and obligations hereunder in accordance with the terms hereof. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered by the Issuer and the Indenture Trustee, as pledgee of the Revolving Credit Loans, to execute and deliver, on behalf of itself, the Issuer, the Indenture Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments with respect to the Revolving Credit Loans and with respect to the Mortgaged Properties. The Issuer, the Indenture Trustee and the Custodian, as applicable, shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder. In addition, the Servicer may, at its own discretion and on behalf of the Indenture Trustee, obtain credit information in the form of a Credit Score from a credit repository. On the Closing Date, the Indenture Trustee shall deliver to the Servicer a limited power of attorney substantially in the form of Exhibit B hereto.

     If the Mortgage relating to a Revolving Credit Loan did not have a lien senior to the Revolving Credit Loan on the related Mortgaged Property as of the Cut-off Date, then the Servicer, in such capacity, may not consent to the placing of a lien senior to that of the Mortgage on the related Mortgaged Property. If the Mortgage relating to a Revolving Credit Loan had a lien senior to the Revolving Credit Loan on the related Mortgaged Property as of the Cut-off Date, then the Servicer, in such capacity, may consent to the refinancing of the prior senior lien, provided that the following requirements are met:

               (i) the resulting Combined Loan-to-Value Ratio ("CLTV) of such Revolving Credit Loan is no higher than the greater of the Combined Loan-to-Value Ratio prior to such refinancing or a 70% CLTV (or a 80% CLTV for those borrowers with a Credit Score as of the Cut-off Date of 712 or greater); provided, however, if such refinanced mortgage loan is a "rate and term" mortgage loan (meaning, the borrower does not receive any cash from the refinancing), the CLTV may increase to the extent of either (a) the reasonable closing costs of such refinancing (up to a maximum of 5% of the CLTV) or (b) any decrease in the value of the related Mortgaged Property, if the borrower is in good standing;

               (ii) the interest rate for the loan evidencing the refinanced senior lien is no higher than the interest rate on the loan evidencing the existing senior lien immediately prior to the date of such refinancing (meaning, in the case of an adjustable rate loan, a substantially similar index and a gross margin no higher than that of the existing senior lien); provided however if the loan evidencing the existing ----------------- senior lien prior to the date of refinancing is an adjustable rate loan and the loan evidencing the refinanced senior lien is a fixed rate loan, then the interest rate on the loan evidencing the refinanced senior lien may be up to 2.0% higher than the then-current mortgage rate of the loan evidencing the existing senior lien; and

               (iii) the loan evidencing the refinanced senior lien is not subject to negative amortization.

     The Servicer may also, without prior approval of the Rating Agencies or the Credit Enhancer, increase the Credit Limits on Revolving Credit Loans, provided that (i) a new appraisal in accordance with the Servicer's underwriting or servicing guidelines is obtained, (ii) the new CLTV of any such Revolving Credit Loan after giving effect to such increase is less than or equal to the CLTV of the Revolving Credit Loan as of the Cut-off Date, (iii) the Servicer receives verbal verification of employment of the related Mortgagor and (iv) the payment history of the related borrower is within the underwriting parameters of the Guide. In addition, the Servicer may increase the Credit Limits on Revolving Credit Loans without obtaining new appraisals provided that clauses (ii) through
(iv) of the preceding sentence are satisfied and the CLTV of the Revolving Credit Loan following the increase in the Credit Limit is less than or equal to 100.00%. In addition, such increases without new appraisals shall be limited to no greater than 10% of the current Pool Balance, provided, that the principal balances of such Revolving Credit Loans with CLTVs greater than 80% will be limited to 3% of the current Pool Balance.

     In connection with servicing the Revolving Credit Loans, the Servicer may take reasonable actions to encourage or effect the termination of Loan Agreements that have become dormant.

     The relationship of the Servicer (and of any successor to the Servicer as servicer under this Servicing Agreement) to the Issuer under this Servicing Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

     (b) The Servicer may enter into Subservicing Agreements with Subservicers for the servicing and administration of certain of the Revolving Credit Loans. References in this Servicing Agreement to actions taken or to be taken by the Servicer in servicing the Revolving Credit Loans include actions taken or to be taken by a Subservicer on behalf of the Servicer and any amount actually received by such Subservicer in respect of a Revolving Credit Loan shall be deemed to have been received by the Servicer whether or not actually received by the Servicer. Each Subservicing Agreement will be upon such terms and conditions as are not inconsistent with this Servicing Agreement and as the Servicer and the Subservicer have agreed. With the approval of the Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicers will remain obligated under the related Subservicing Agreements. The Servicer and the Subservicer may enter into amendments to the related Subservicing Agreements; provided, however, that any such amendments shall not cause the Revolving Credit Loans to be serviced in a manner that would be materially inconsistent with the standards set forth in this Servicing Agreement. The Servicer shall be entitled to terminate any Subservicing Agreement in accordance with the terms and conditions thereof and without any limitation by virtue of this Servicing Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Servicer or the Subservicer, the Servicer shall either act as servicer of the related Revolving Credit Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. The Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Servicer and nothing contained in this Servicing Agreement shall be deemed to limit or modify such indemnification.

     In the event that the rights, duties and obligations of the Servicer are terminated hereunder, any successor to the Servicer in its sole discretion may, to the extent permitted by applicable law, terminate the existing Subservicing Agreement with any Subservicer in accordance with the terms of the applicable Subservicing Agreement or assume the terminated Servicer's rights and obligations under such subservicing arrangements which termination or assumption will not violate the terms of such arrangements.

     Notwithstanding any Subservicing Agreement or any of the provisions of this Servicing Agreement relating to agreements or arrangements between the Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and primarily liable for the servicing and administering of the Revolving Credit Loans in accordance with the provisions of this Servicing Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Revolving Credit Loans. For purposes of this Servicing Agreement, the Servicer shall be deemed to have received payments on Revolving Credit Loans when the Subservicer has received such payments.

     Any Subservicing Agreement that may be entered into and any transactions or services relating to the Revolving Credit Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Servicer alone, and none of the Indenture Trustee, the Credit Enhancer or the Securityholders shall be deemed parties thereto or shall have any claims, rights, obligations, duties or liabilities with respect to the Subservicer. The Servicer shall be solely liable for all fees owed by it to any Subservicer irrespective of whether the Servicer's compensation pursuant to this Servicing Agreement is sufficient to pay such fees.

     As part of its servicing activities hereunder, the Servicer, for the benefit of the Trust and the Securityholders, shall use reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement, to the extent that the non-performance of any such obligation would have a material adverse effect on a Revolving Credit Loan. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Revolving Credit Loans. The Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Revolving Credit Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

     Section 3.02. Collection of Certain Revolving Credit Loan Payments.

     (a) The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Revolving Credit Loans, and shall, to the extent such procedures shall be consistent with this Servicing Agreement follow such collection procedures as shall be normal and usual in its general mortgage servicing activities. Consistent with the foregoing, and without limiting the generality of the foregoing, the Servicer may in its discretion (i) waive any late payment charge, penalty interest or other fees which may be collected in the ordinary course of servicing such Revolving Credit Loan and (ii) arrange with a Mortgagor a schedule for the payment of principal and interest due and unpaid; provided such arrangement is generally consistent with the Servicer's policies with respect to home equity revolving credit loans; provided, further, that notwithstanding such arrangement such Revolving Credit Loans will be included in the information regarding delinquent Revolving Credit Loans set forth in the Servicing Certificate. The Servicer may also extend the Due Date for payment due on a Revolving Credit Loan in accordance with its standard servicing procedures, provided, however, that the Servicer shall first determine that any such waiver or extension will not impair the coverage of any related insurance policy or materially adversely affect the lien of the related Mortgage or the interests of the Securityholders or the Credit Enhancer. Consistent with the terms of this Servicing Agreement, the Servicer may also waive, modify or vary any term of any Revolving Credit Loan (including reduce the Credit Limit with respect to any Revolving Credit Loan) or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Securityholders or the Credit Enhancer, provided, however, that the Servicer may not modify or permit any Subservicer to modify any Revolving Credit Loan (including without limitation any modification that would change the Loan Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Revolving Credit Loan) or extend the final maturity date of such Revolving Credit Loan) unless such Revolving Credit Loan is in default or, in the judgment of the Servicer, such default is reasonably foreseeable. The general terms of any waiver, modification, postponement or indulgence with respect to any of the Revolving Credit Loans will be included in the Servicing Certificate, and such Revolving Credit Loans will not be considered "delinquent" for the purposes of the Basic Documents, so long as the Mortgagor complies with the terms of such waiver, modification, postponement or indulgence. Notwithstanding the foregoing, the Servicer in its sole discretion (i) may permit the Mortgagor (or may enter into a modification agreement which will allow the Mortgagor) to make monthly payments, with respect to any Billing Cycle during the related Draw Period, in a minimum amount that will be equal to the related finance charge for such Billing Cycle and (ii) may reduce the amount of the Credit Limit (to an amount no less than the then current Principal Balance of such Revolving Credit Loan) in connection with any refinancing of a senior lien pursuant to the second paragraph of Section 3.01(a) of this Agreement.

     (b) The Servicer shall establish a Collection Account in its and on behalf of the Noteholders and the Credit Enhancer, which shall be an Eligible Account in which the Servicer shall deposit or cause to be deposited any amounts representing payments and collections in respect of the Revolving Credit Loans received by it subsequent to the Cut-off Date (other than in respect of the payments referred to in the following paragraph) within two Business Days following receipt thereof (or otherwise on or prior to the Closing Date), including the following payments and collections received or made by it (without duplication):

               (i) all payments of principal or interest on the Revolving Credit Loans received by the Servicer from the respective Subservicer, net of any portion of the interest thereof retained by the Subservicer as Subservicing Fees;

               (ii) the aggregate Repurchase Price of the Revolving Credit Loans purchased by the Servicer pursuant to Section 3.15;

               (iii) Net Liquidation Proceeds net of any related Foreclosure Profit;

               (iv) all proceeds of any Revolving Credit Loans repurchased by the Seller pursuant to the Revolving Credit Loan Purchase Agreement, and all Substitution Adjustment Amounts required to be deposited in connection with the substitution of an Eligible Substitute Loan pursuant to the Revolving Credit Loan Purchase Agreement;

               (v) insurance proceeds, other than Net Liquidation Proceeds, resulting from any insurance policy maintained on a Mortgaged Property; and

               (vi) amounts required to be paid by the Servicer pursuant to
     Section 8.08.

provided, however, that with respect to each Collection Period, the Servicer shall be permitted to retain from payments in respect of interest on the Revolving Credit Loans, the Servicing Fee for such Collection Period. All amounts deposited in the Collection Account shall be held by the Servicer in trust for the Noteholders and the Credit Enhancer until disbursed in accordance with this Agreement. The foregoing requirements respecting deposits to the Collection Account are exclusive, it being understood that, without limiting the generality of the foregoing, the Servicer need not deposit in the Collection Account amounts representing Foreclosure Profits, fees (including annual fees) or late charge penalties, payable by Mortgagors, or amounts received by the Servicer for the accounts of Mortgagors for application towards the payment of taxes, insurance premiums, assessments and similar items. In the event any amount not required to be deposited in the Collection Account is so deposited, the Servicer may at any time withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding. The Servicer shall retain all Foreclosure Profits as additional servicing compensation.

     The Servicer may cause the institution maintaining the Collection Account to invest any funds in the Collection Account in Permitted Investments (including obligations of the Servicer or any of its Affiliates, if such obligations otherwise qualify as Permitted Investments), which shall mature not later than the Determination Date related to the following Payment Date and shall not be sold or disposed of prior to its maturity. Except as provided above, all income and gain realized from any such investment shall inure to the benefit of the Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of the principal amount of any such investments shall be deposited in the Collection Account by the Servicer out of its own funds immediately as realized.

     (c) The Servicer will require each Subservicer to hold all funds constituting collections on the Revolving Credit Loans, pending remittance thereof to the Servicer, in one or more accounts meeting the requirements of an Eligible Account, and invested in Permitted Investments.

     Section 3.03. Withdrawals from the Collection Account. The Servicer shall, from time to time as provided herein, make withdrawals from the Collection Account of amounts on deposit therein pursuant to Section 3.02 that are attributable to the Revolving Credit Loans for the following purposes:

               (i) to deposit in the Payment Account, on the related Determination Date for each Payment Date, an amount equal to the Interest Collections and Principal Collections required to be distributed on such Payment Date;

               (ii) prior to either a Rapid Amortization Event or the Collection Period preceding the end of the Managed Amortization Period, to pay to the Seller, the amount of any Additional Balances as and when created during the related Collection Period, provided, that the aggregate amount so paid to the Seller in respect of Additional Balances at any time during any Collection Period shall not exceed the amount of Principal Collections theretofore received for such Collection Period;

               (iii) to the extent deposited to the Collection Account, to reimburse itself or the related Subservicer for previously unreimbursed expenses incurred in maintaining individual insurance policies pursuant to
     Section 3.04, or Liquidation Expenses, paid pursuant to Section 3.07 or otherwise reimbursable pursuant to the terms of this Servicing Agreement (to the extent not payable pursuant to Section 3.09), such withdrawal right being limited to amounts received on particular Revolving Credit Loans (other than any Repurchase Price in respect thereof) which represent late recoveries of the payments for which such advances were made, or from related Liquidation Proceeds or the proceeds of the purchase of such Revolving Credit Loan;

               (iv) to pay to itself out of each payment received on account of interest on a Revolving Credit Loan as contemplated by Section 3.09, an amount equal to the Servicing Fee (to the extent not retained pursuant to Section 3.02);

               (v) to the extent deposited in the Collection Account to pay to itself as additional servicing compensation any interest or investment income earned on funds deposited in the Collection Account that it is entitled to withdraw pursuant to Sections 3.02(b) and 5.01;

               (vi) to the extent deposited in the Collection Account, to pay to itself as additional servicing compensation any Foreclosure Profits (to the extent permitted by law);

               (vii) to pay to itself or the Seller, with respect to any Revolving Credit Loan or property acquired in respect thereof that has been purchased or otherwise transferred to the Seller, the Servicer or other entity, all amounts received thereon and not required to be distributed to Securityholders as of the date on which the related Purchase Price or Repurchase Price is determined; and

               (viii) to withdraw any other amount deposited in the Collection Account that was not required to be deposited therein pursuant to Section 3.02.

Since, in connection with withdrawals pursuant to clauses (iii), (iv), (vi) and
(vii), the Servicer's entitlement thereto is limited to collections or other recoveries on the related Revolving Credit Loan, the Servicer shall keep and maintain separate accounting, on a Revolving Credit Loan by Revolving Credit Loan basis, for the purpose of justifying any withdrawal from the Collection Account pursuant to such clauses. Notwithstanding any other provision of this Servicing Agreement, the Servicer shall be entitled to reimburse itself for any previously unreimbursed expenses incurred pursuant to Section 3.07 or otherwise reimbursable pursuant to the terms of this Servicing Agreement that the Servicer determines to be otherwise nonrecoverable (except with respect to any Revolving Credit Loan as to which the Repurchase Price has been paid), by withdrawal from the Collection Account of amounts on deposit therein attributable to the Revolving Credit Loans on any Business Day prior to the Determination Date following the date of such calculation.

     Section 3.04. Maintenance of Hazard Insurance; Property Protection Expenses. The Servicer shall cause to be maintained for each Revolving Credit Loan that is either (a) in a first lien position or (b) has a Credit Limit at origination in excess of $50,000 hazard insurance naming the Servicer or related Subservicer as loss payee thereunder providing extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Revolving Credit Loan from time to time or (ii) the combined principal balance owing on such Revolving Credit Loan and any mortgage loan senior to such Revolving Credit Loan from time to time; provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. The Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Revolving Credit Loan, fire insurance with extended coverage in an amount sufficient to cover the value of the related Mortgaged Property (less the amount of any deductible). Amounts collected by the Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Servicer's normal servicing procedures) shall be deposited in the Collection Account to the extent called for by Section 3.02. The Servicer shall be under no obligation to require any Mortgagor to, nor shall it be under any obligation itself to, maintain flood insurance with respect to the Revolving Credit Loans. The Servicer shall be under no obligation to require that any Mortgagor maintain earthquake or other additional insurance and shall be under no obligation itself to maintain any such additional insurance on property acquired in respect of a Revolving Credit Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Servicer shall obtain and maintain a blanket policy consistent with its general mortgage servicing activities insuring against hazard losses on all of the Revolving Credit Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.04, it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.04 and there shall have been a loss which would have been covered by such policy, deposit in the Collection Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Servicer shall be made on the last Business Day of the Collection Period in the month in which payments under any such policy would have been deposited in the Collection Account. In connection with its activities as servicer of the Revolving Credit Loans, the Servicer agrees to present, on behalf of itself, the Issuer and the Indenture Trustee, claims under any such blanket policy.

     Section 3.05. Modification Agreements. The Servicer or the related Subservicer, as the case may be, shall be entitled to (A) execute assumption agreements, substitution agreements, and instruments of satisfaction or cancellation or of partial or full release or discharge, or any other document contemplated by this Servicing Agreement and other comparable instruments with respect to the Revolving Credit Loans and with respect to the Mortgaged Properties subject to the Mortgages (and the Issuer and the Indenture Trustee each shall promptly execute any such documents on request of the Servicer) and
(B) approve the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property or other similar matters, if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Revolving Credit Loan, that the security for, and the timely and full collectability of, such Revolving Credit Loan would not be adversely affected thereby. A partial release pursuant to this Section 3.05 shall be permitted only if the Combined Loan-to-Value Ratio for such Revolving Credit Loan after such partial release does not exceed the Combined Loan-to-Value Ratio for such Revolving Credit Loan as of the Cut-off Date. Any fee collected by the Servicer or the related Subservicer for processing such request will be retained by the Servicer or such Subservicer as additional servicing compensation.

     Section 3.06. Trust Estate; Related Documents.

     (a) When required by the provisions of this Servicing Agreement, the Issuer or the Indenture Trustee shall execute instruments to release property from the terms of the Trust Agreement, Indenture or Custodial Agreement, as applicable, or convey the Issuer's or the Indenture Trustee's interest in the same, in a manner and under circumstances which are not inconsistent with the provisions of this Servicing Agreement. No party relying upon an instrument executed by the Issuer or the Indenture Trustee as provided in this Section 3.06 shall be bound to ascertain the Issuer's or the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

     (b) If from time to time the Servicer shall deliver to the Custodian copies of any written assurance, assumption agreement or substitution agreement or other similar agreement pursuant to Section 3.05, the Custodian shall check that each of such documents purports to be an original executed copy (or a copy of the original executed document if the original executed copy has been submitted for recording and has not yet been returned) and, if so, shall file such documents, and upon receipt of the original executed copy from the applicable recording office or receipt of a copy thereof certified by the applicable recording office shall file such originals or certified copies with the Related Documents. If any such documents submitted by the Servicer do not meet the above qualifications, such documents shall promptly be returned by the Custodian to the Servicer, with a direction to the Servicer to forward the correct documentation.

     (c) Upon receipt of two copies (one of which will be returned to the Servicer with the related Mortgage File) of a Request for Release from the Servicer, substantially in the form of Exhibit C which shall be signed by a Servicing Officer or in a mutually agreeable format, which in lieu of a signature on its face will originate from a Servicing Officer, to the effect that a Revolving Credit Loan has been the subject of a final payment or a prepayment in full and the related Revolving Credit Loan has been terminated or that substantially all Liquidation Proceeds which have been determined by the Servicer in its reasonable judgment to be finally recoverable have been recovered, and upon deposit to the Collection Account of such final monthly payment, prepayment in full together with accrued and unpaid interest to the date of such payment with respect to such Revolving Credit Loan or, if applicable, Liquidation Proceeds, the Custodian shall promptly release the related Mortgage File to the Servicer, upon request of the Servicer. If from time to time and as appropriate for the servicing or foreclosure of any Revolving Credit Loan, the Servicer requests the Custodian to release the Mortgage File and delivers to the Custodian two copies of a Request for Release reasonably satisfactory to the Custodian and signed by a Responsible Officer of the Servicer, the Custodian shall release the related Mortgage File to the Servicer. If such Revolving Credit Loans shall be liquidated and the Custodian receives a certificate from the Servicer as provided above, then, upon request of the Servicer, the Custodian shall release the Mortgage File to the Servicer.

     Section 3.07. Realization Upon Defaulted Revolving Credit Loans. With respect to those of the Revolving Credit Loans which become and continue in default, the Servicer will decide whether to (i) foreclose upon the Mortgaged Properties securing such Revolving Credit Loans, (ii) write off the unpaid principal balance of the Revolving Credit Loans as bad debt, (iii) take a deed in lieu of foreclosure, (iv) accept a short sale, (v) arrange for a repayment plan, (vi) agree to a modification in accordance with this Servicing Agreement, or (vii) take an unsecured note or substitute a new lien, in each case subject to the rights of any related first lien holder; provided that in connection with the foregoing if the Servicer has actual knowledge that any Mortgaged Property is affected by hazardous or toxic wastes or substances and that the acquisition of such Mortgaged Property would not be commercially reasonable, then the Servicer will not cause the Issuer or the Indenture Trustee to acquire title to such Mortgaged Property in a foreclosure or similar proceeding. In connection with such decision, the Servicer shall follow such practices (including, in the case of any default on a related senior mortgage loan, the advancing of funds to correct such default if deemed to be appropriate by the Servicer) and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general mortgage servicing activities; provided that the Servicer shall not be liable in any respect hereunder if the Servicer is acting in connection with any such foreclosure or attempted foreclosure which is not completed or other conversion in a manner that is consistent with the provisions of this Servicing Agreement. The foregoing is subject to the proviso that the Servicer shall not be required to expend its own funds in connection with any foreclosure or attempted foreclosure which is not completed or towards the correction of any default on a related senior mortgage loan or restoration of any property unless it shall determine that such expenditure will increase Net Liquidation Proceeds. In the event of a determination by the Servicer that any such expenditure previously made pursuant to this Section 3.07 will not be reimbursable from Net Liquidation Proceeds, the Servicer shall be entitled to reimbursement of its funds so expended pursuant to Section 3.03.

     Notwithstanding any provision of this Servicing Agreement, a Revolving Credit Loan may be deemed to be finally liquidated if substantially all amounts expected by the Servicer to be received in connection with the related defaulted Revolving Credit Loan have been received; provided, however, that any subsequent collections with respect to any such Revolving Credit Loan shall be deposited to the Collection Account. For purposes of determining the amount of any Liquidation Proceeds or Insurance Proceeds, or other unscheduled collections, the Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Revolving Credit Loan.

     In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Indenture Trustee, who shall hold the same on behalf of the Issuer in accordance with Section 3.13 of the Indenture. Notwithstanding any such acquisition of title and cancellation of the related Revolving Credit Loan, such Mortgaged Property shall (except as otherwise expressly provided herein) be considered to be an outstanding Revolving Credit Loan held as an asset of the Issuer until such time as such property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder, so long as such Mortgaged Property shall be considered to be an outstanding Revolving Credit Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Credit Line Agreement shall have been discharged, such Credit Line Agreement in effect at the time of any such acquisition of title before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period will remain in effect.

     Any proceeds from foreclosure proceedings or the purchase or repurchase of any Revolving Credit Loan pursuant to the terms of this Servicing Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds or Insurance Proceeds, will be applied in the following order of priority: first, to reimburse the Servicer or the related Subservicer in accordance with this
Section 3.07; second, to the Servicer or the related Subservicer, all Servicing Fees payable therefrom; third, to the extent of accrued and unpaid interest to the Payment Date on the related Revolving Credit Loan, at the Loan Rate (less the Servicing Fee Rate) on which such amounts are to be deposited in the Payment Account; fourth, as a recovery of principal on the Revolving Credit Loan; and fifth, to Foreclosure Profits.

     Section 3.08. Issuer and Indenture Trustee to Cooperate. On or before each Determination Date, the Servicer will notify the Indenture Trustee or the Custodian, with a copy to the Issuer, of the termination of or the payment in full and the termination of any Revolving Credit Loan during the preceding Collection Period. Upon receipt of payment in full, the Servicer is authorized to execute, pursuant to the authorization contained in Section 3.01, if the assignments of Mortgage have been recorded if required under the Revolving Credit Loan Purchase Agreement, an instrument of satisfaction regarding the related Mortgage, which instrument of satisfaction shall be recorded by the Servicer if required by applicable law and be delivered to the Person entitled thereto. It is understood and agreed that no expenses incurred in connection with such instrument of satisfaction or transfer shall be reimbursed from amounts deposited in the Collection Account. From time to time and as appropriate for the servicing or foreclosure of any Revolving Credit Loan, the Indenture Trustee or the Custodian shall, upon request of the Servicer and delivery to the Indenture Trustee or Custodian, with a copy to the Issuer, of two copies (one of which will be returned to the Servicer with the related Mortgage File) of a Request for Release, in the form annexed hereto as Exhibit C, which shall be signed by a Servicing Officer or in a mutually agreeable electronic format which in lieu of a signature on its face will originate from a Servicing Officer, release or cause to be released the related Mortgage File to the Servicer and the Issuer or Indenture Trustee shall promptly execute such documents, in the forms provided by the Servicer, as shall be necessary for the prosecution of any such proceedings or the taking of other servicing actions. Such trust receipt shall obligate the Servicer to return the Mortgage File to the Indenture Trustee or the Custodian (as specified in such receipt) when the need therefor by the Servicer no longer exists unless the Revolving Credit Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the trust receipt shall be released to the Servicer.

     In order to facilitate the foreclosure of the Mortgage securing any Revolving Credit Loan that is in default following recordation of the assignments of Mortgage in accordance with the provisions of the Revolving Credit Loan Purchase Agreement, the Indenture Trustee or the Issuer shall, if so requested in writing by the Servicer, promptly execute an appropriate assignment in the form provided by the Servicer to assign such Revolving Credit Loan for the purpose of collection to the Servicer (any such assignment shall unambiguously indicate that the assignment is for the purpose of collection only), and, upon such assignment, such assignee for collection will thereupon bring all required actions in its own name and otherwise enforce the terms of the Revolving Credit Loan and deposit or credit the Net Liquidation Proceeds, exclusive of Foreclosure Profits, received with respect thereto in the Collection Account. In the event that all delinquent payments due under any such Revolving Credit Loan are paid by the Mortgagor and any other defaults are cured, then the assignee for collection shall promptly reassign such Revolving Credit Loan to the Indenture Trustee and return the related Mortgage File to the Custodian.

     In connection with the Issuer's obligation to cooperate as provided in this
Section 3.08 and all other provisions of this Servicing Agreement requiring the Issuer to authorize or permit any actions to be taken with respect to the Revolving Credit Loans, the Indenture Trustee, as pledgee of the Revolving Credit Loans and as assignee of record of the Revolving Credit Loans on behalf of the Issuer pursuant to Section 3.13 of the Indenture, expressly agrees, on behalf of the Issuer, to take all such actions on behalf of the Issuer and to promptly execute and return all instruments reasonably required by the Servicer in connection therewith; provided that if the Servicer shall request a signature of the Indenture Trustee, on behalf of the Issuer, the Servicer will deliver to the Indenture Trustee an Officer's Certificate stating that such signature is necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Servicing Agreement.

     Section 3.09. Servicing Compensation; Payment of Certain Expenses by Servicer. The Servicer shall be entitled to receive the Servicing Fee in accordance with Section 3.03 as compensation for its services in connection with servicing the Revolving Credit Loans. Moreover, additional servicing compensation in the form of late payment charges and other receipts not required to be deposited in the Collection Account as specified in Section 3.02 shall be retained by the Servicer. The Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder (including payment of all other fees and expenses not expressly stated hereunder to be for the account of the Securityholders, including, without limitation, the fees and expenses of the Owner Trustee, Indenture Trustee and any Custodian) and shall not be entitled to reimbursement therefor.

     Section 3.10. Annual Statement as to Compliance.

     (a) The Servicer will deliver to the Issuer, the Underwriter and the Indenture Trustee, with a copy to the Credit Enhancer, on or before the last day of February of each year, beginning February 28, 2000, an Officer's Certificate stating that (i) a review of the activities of the Servicer during the preceding fiscal year and of its performance under servicing agreements, including this Servicing Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a default in the fulfillment in all material respects of any such obligation relating to this Servicing Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

     (b) The Servicer shall deliver to the Issuer and the Indenture Trustee, with a copy to the Credit Enhancer, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice by means of an Officer's Certificate of any event which with the giving of notice or the lapse of time or both, would become a Servicing Default.

     (c) Upon the reasonable request of the Indenture Trustee, the Servicer will provide to the Indenture Trustee a copy of its financial statements for the most recent fiscal year; provided that such financial statements are available for distribution.

     Section 3.11. Annual Servicing Report. On or before the last day of February of each year, beginning February 28, 2000, the Servicer at its expense shall cause a firm of nationally recognized independent public accountants (who may also render other services to the Servicer) to furnish a report to the Issuer, the Indenture Trustee, the Depositor, the Underwriter, the Credit Enhancer and each Rating Agency stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertions made pursuant to Section 3.10 regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding fiscal year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of revolving credit loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

     Section 3.12. Access to Certain Documentation and Information Regarding the Revolving Credit Loans. Whenever required by statute or regulation, the Servicer shall provide to the Credit Enhancer, any Securityholder upon reasonable request (or a regulator for a Securityholder) or the Indenture Trustee, reasonable access to the documentation regarding the Revolving Credit Loans such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer. Nothing in this Section 3.12 shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Servicer to provide access as provided in this Section 3.12 as a result of such obligation shall not constitute a breach of this Section 3.12.

     Section 3.13. Maintenance of Certain Servicing Insurance Policies. The Servicer shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as Servicer hereunder and (ii) a fidelity bond in respect of its officers, employees or agents. Each such policy or policies and bond shall be at least equal to the coverage that would be required by FNMA or FHLMC, whichever is greater, for Persons performing servicing for revolving credit loans purchased by such entity.

     Section 3.14. Information Required by the Internal Revenue Service and Reports of Foreclosures and Abandonments of Mortgaged Property. The Servicer shall prepare and deliver all federal and state information reports with respect to the Revolving Credit Loans when and as required by all applicable state and federal income tax laws. In particular, with respect to the requirement under
Section 6050J of the Code to the effect that the Servicer or Subservicer shall make reports of foreclosures and abandonments of any mortgaged property for each year beginning in 1999, the Servicer or Subservicer shall file reports relating to each instance occurring during the previous calendar year in which the Servicer (i) on behalf of the Issuer, acquires an interest in any Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Revolving Credit Loan, or (ii) knows or has reason to know that any Mortgaged Property has been abandoned. The reports from the Servicer or Subservicer shall be in form and substance sufficient to meet the reporting requirements imposed by Section 6050J and Section 6050H (reports relating to mortgage interest received) of the Code.

     Section 3.15. Optional Repurchase of Defaulted Revolving Credit Loans. Notwithstanding any provision in Section 3.07 to the contrary, the Servicer, at its option and in its sole discretion, may repurchase any Revolving Credit Loan delinquent in payment for a period of 60 days or longer for a price equal to the Repurchase Price.

     Section 3.16. Payment of Taxes, Insurance and Other Charges. With respect to each Revolving Credit Loan, the Servicer will maintain accurate records reflecting fire and hazard insurance coverage to the extent required by Section 3.04.

     With respect to each Revolving Credit Loan as to which the Servicer maintains escrow accounts, the Servicer shall maintain accurate records reflecting the status of ground taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of primary mortgage guaranty premiums, if any, fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to applicable penalty or termination date and at a time appropriate for securing the maximum amounts allowable, employing for such purpose deposits of the Mortgagor in any escrow account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for escrow payments, the Servicer shall, if it has received notice of a default or a deficiency, monitor such payments to determine if they are made by the Mortgagor.

     Section 3.17. Optional Retransfers of Revolving Credit Loans. Pursuant to
Section 2.3 of the Revolving Credit Loan Purchase Agreement, the Servicer, in its capacity as Seller, may, but shall not be obligated to, require the retransfer of Revolving Credit Loans from the Trust to the Seller as of the close of business on a Transfer Date after giving notice to the Indenture Trustee on the Notice Transfer Date. Any such retransfers shall be permissible only upon the satisfaction of the conditions set forth in Section 2.3 of the Revolving Credit Loan Purchase Agreement.

                                  ARTICLE IV.

                              Servicing Certificate

     Section 4.01. Statements to Securityholders.

     (a) With respect to each Payment Date, on the related Determination Date, the Servicer shall forward to the Indenture Trustee monthly Servicing Reports in a mutually agreeable electronic format and the Indenture Trustee pursuant to
Section 3.26 of the Indenture shall prepare its monthly statement based solely on the Servicing Reports and shall provide such Statements to each Certificateholder, Noteholder, the Credit Enhancer, the Depositor, the Owner Trustee, the Certificate Paying Agent and each Rating Agency. The Indenture Trustee may conclusively rely on the correctness of the Servicing Reports, without independent verification thereof. The Servicing Reports shall set forth the following information to the extent applicable:

               (i) the aggregate amount of (a) Interest Collections, (b) Principal Collections, (c) Substitution Adjustment Amounts and (d) Investor P&I Collections;

               (ii) the amount of such distribution as principal to the Noteholders;

               (iii) the amount of such distribution as interest to the Noteholders, separately stating the portion thereof in respect of overdue accrued interest;

               (iv) the amount of any Credit Enhancement Draw Amount, if any, for such Payment Date and the aggregate amount of prior draws thereunder not yet reimbursed;

               (v) the amount of such distribution as principal and interest to the Certificateholders of the Certificates, separately stating the portion thereof which resulted in a reduction of the Certificate Principal Balance thereof;

               (vi) the aggregate Loan Balance of the Revolving Credit Loans as of the end of the preceding Collection Period and the Investor Amount;

               (vii) the aggregate amount of Additional Balances created during the previous Collection Period conveyed to the Issuer;

               (viii) the number and aggregate Loan Balances of Revolving Credit Loans (a) as to which the Minimum Monthly Payment is delinquent for 30-59 days, 60-89 days and 90 or more days, respectively, (b) that are foreclosed and (c) that have become REO, in each case as of the end of the preceding Collection Period; provided, however, that such information will not be provided on the statements relating to the first Payment Date;

               (ix) the weighted average Net Loan Rate for the related Collection Period;

               (x) the aggregate Liquidation Loss Amounts with respect to the related Collection Period, the amount of any Liquidation Loss Distribution Amounts with respect to the Notes, and the aggregate of the Liquidation Loss Amounts from all Collection Periods to date expressed as dollars and as a percentage of the aggregate Cut-off Date Loan Balance;

               (xi) the Note Balance of each Class of Notes and the Certificate Principal Balance of the Certificates after giving effect to the distribution of principal on such Payment Date; and

               (xii) the aggregate Servicing Fees for the related Collection Period and the aggregate amount of Draws for the related Collection Period.

     In the case of information furnished pursuant to clauses (ii) and (iii) above, the amounts shall be expressed as an aggregate dollar amount per Note or Certificate, as applicable, with a $1,000 denomination.

     The Indenture Trustee may make available each month, to any interested party, the monthly statement to Noteholders and Certificateholders via the Indenture Trustee's website, electronic bulletin board and its fax-on-demand service. The Indenture Trustee's website will be located at "www.ctslink.com". The Indenture Trustee's electronic bulletin board may be accessed by calling
(301) 815-6620, and its fax-on-demand service may be accessed by calling (301) 815-6610.

     In addition, the Servicer shall forward to the Indenture Trustee any other information reasonably requested by the Indenture Trustee necessary to make distributions pursuant to Section 3.05 of the Indenture. Prior to the close of business on each Determination Date, the Servicer shall furnish a written statement to the Certificate Paying Agent and the Indenture Trustee setting forth the aggregate amounts required to be withdrawn from the Collection Account and deposited into the Payment Account on such Determination Date pursuant to
Section 3.03. The determination by the Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Owner Trustee and Indenture Trustee shall be protected in relying upon the same without any independent check or verification. In addition, upon the Issuer's written request, the Servicer shall promptly furnish information reasonably requested by the Issuer that is reasonably available to the Servicer to enable the Issuer to perform its federal and state income tax reporting obligations.

     Section 4.02. Tax Reporting. So long as NOVUS Financial Corporation or any affiliate thereof owns 100% of the Certificates, then no separate federal and state income tax returns and information returns or reports will be filed with respect to the Issuer, and the Issuer will be treated for tax purposes as an entity wholly owned by NOVUS Financial Corporation or an affiliate thereof.

                                   ARTICLE V.

                                 Payment Account

     Section 5.01. Payment Account. The Indenture Trustee shall establish and maintain a Payment Account titled "Norwest Bank Minnesota, National Association, as Indenture Trustee, for the benefit of the Securityholders, the Certificate Paying Agent and the Credit Enhancer pursuant to the Indenture, dated as of May 1, 1999, between NOVUS HELOC Trust 1999-1 and Norwest Bank Minnesota, National Association". The Payment Account shall be an Eligible Account. On each Payment Date, amounts on deposit in the Payment Account will be distributed by the Indenture Trustee in accordance with Section 3.05 of the Indenture. The Indenture Trustee shall, invest or cause the institution maintaining the Payment Account to invest the funds in the Payment Account as determined by the Indenture Trustee in its sole discretion, but only in Permitted Investments designated in the name of the Indenture Trustee, which shall mature not later than the Business Day next preceding the Payment Date next following the date of such investment (except that (i) any investment in the institution with which the Payment Account is maintained may mature on such Payment Date and (ii) any other investment may mature on such Payment Date if the Indenture Trustee shall advance funds on such Payment Date to the Payment Account in the amount payable on such investment on such Payment Date, pending receipt thereof to the extent necessary to make distributions on the Securities) and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Indenture Trustee and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Payment Account by the Indenture Trustee out of its own funds immediately as realized.

                                  ARTICLE VI.

                                  The Servicer

     Section 6.01. Liability of the Servicer. The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Servicer herein.

     Section 6.02. Merger or Consolidation of, or Assumption of the Obligations of, the Servicer. Any corporation into which the Servicer may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any corporation succeeding to the business of the Servicer, shall be the successor of the Servicer, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     The Servicer may assign its rights and delegate its duties and obligations under this Servicing Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service revolving credit loans, is reasonably satisfactory to the Indenture Trustee (as pledgee of the Revolving Credit Loans), the Issuer and the Credit Enhancer (as evidenced in writing which consent shall not be unreasonably withheld), is willing to service the Revolving Credit Loans and executes and delivers to the Indenture Trustee and the Issuer an agreement, in form and substance reasonably satisfactory to the Credit Enhancer, the Indenture Trustee and the Issuer, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Servicer under this Servicing Agreement; provided further that each Rating Agency's rating of the Securities in effect immediately prior to such assignment and delegation will not be qualified, reduced, or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency), if determined without regard to the Credit Enhancement Instrument; and provided further that the Owner Trustee receives an Opinion of Counsel to the effect that such assignment or delegation shall not cause the Owner Trust to be treated as a corporation for federal or state income tax purposes.

     Section 6.03. Limitation on Liability of the Servicer and Others. Neither the Servicer nor any of the directors or officers or employees or agents of the Servicer shall be under any liability to the Issuer, the Owner Trustee, the Indenture Trustee or the Securityholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Servicing Agreement, provided, however, that this provision shall not protect the Servicer or any such Person against any liability which would otherwise be imposed by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder. The Servicer and any director or officer or employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer and any director or officer or employee or agent of the Servicer shall be indemnified by the Issuer and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Servicing Agreement or the Securities, including any amount paid to the Owner Trustee or the Indenture Trustee pursuant to
Section 6.06(b), other than any loss, liability or expense incurred by reason of its willful misfeasance, bad faith or negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Revolving Credit Loans in accordance with this Servicing Agreement, and which in its opinion may involve it in any expense or liability; provided, however, that the Servicer may in its sole discretion undertake any such action which it may deem necessary or desirable in respect of this Servicing Agreement, and the rights and duties of the parties hereto and the interests of the Securityholders. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Issuer, and the Servicer shall be entitled to be reimbursed therefor. The Servicer's right to indemnity or reimbursement pursuant to this
Section 6.03 shall survive any resignation or termination of the Servicer pursuant to Section 6.04 or 7.01 with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination).

     Section 6.04. Servicer Not to Resign. Subject to the provisions of Section 6.02, the Servicer shall not resign from the obligations and duties hereby imposed on it except (i) upon determination that the performance of its obligations or duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it or its subsidiaries or Affiliates, the other activities of the Servicer so causing such a conflict being of a type and nature carried on by the Servicer or its subsidiaries or Affiliates at the date of this Servicing Agreement or (ii) upon satisfaction of the following conditions: (a) the Servicer has proposed a successor servicer to the Issuer and the Indenture Trustee in writing and such proposed successor servicer is reasonably acceptable to the Issuer, the Indenture Trustee and the Credit Enhancer; (b) each Rating Agency shall have delivered a letter to the Issuer, the Credit Enhancer and the Indenture Trustee prior to the appointment of the successor servicer stating that the proposed appointment of such successor servicer as Servicer hereunder will not result in the reduction or withdrawal of the then current rating of the Securities, if determined without regard to the Credit Enhancement Instrument; and (c) such proposed successor servicer is reasonably acceptable to the Credit Enhancer, as evidenced by a letter to the Issuer and the Indenture Trustee; provided, however, that no such resignation by the Servicer shall become effective until such successor servicer or, in the case of (i) above, the Indenture Trustee, as pledgee of the Revolving Credit Loans, shall have assumed the Servicer's responsibilities and obligations hereunder or the Indenture Trustee, as pledgee of the Revolving Credit Loans, shall have designated a successor servicer in accordance with Section 7.02. Any such resignation shall not relieve the Servicer of responsibility for any of the obligations specified in Sections 7.01 and 7.02 as obligations that survive the resignation or termination of the Servicer. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Indenture Trustee and the Credit Enhancer.

     Section 6.05. Delegation of Duties. In the ordinary course of business, the Servicer at any time may delegate any of its duties hereunder to any Person, including any of its Affiliates, who agrees to conduct such duties in accordance with standards comparable to those with which the Servicer complies pursuant to
Section 3.01. Such delegation shall not relieve the Servicer of its liabilities and responsibilities with respect to such duties and shall not constitute a resignation within the meaning of Section 6.04.

     Section 6.06. Servicer to Pay Indenture Trustee's and Owner Trustee's Fees and Expenses; Indemnification.

     (a) The Servicer covenants and agrees to pay to the Owner Trustee, the Indenture Trustee and any co-trustee of the Indenture Trustee or the Owner Trustee from time to time, and the Owner Trustee, the Indenture Trustee and any such co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts created under the Trust Agreement and the Indenture and in the exercise and performance of any of the powers and duties under the Trust Agreement or the Indenture, as the case may be, of the Owner Trustee, the Indenture Trustee and any co-trustee, and the Servicer will pay or reimburse the Indenture Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee or any co-trustee in accordance with any of the provisions of this Servicing Agreement except any such expense, disbursement or advance as may arise from its negligence, wilful misfeasance or bad faith.

     (b) The Servicer shall indemnify and hold harmless the Trust, the Credit Enhancer, the Indenture Trustee and the Owner Trustee from and against any loss, liability, expense, damage or injury suffered or sustained by reason of the Servicer's willful misfeasance, bad faith or negligence in the performance of its activities in any material respect in servicing or administering the Revolving Credit Loans pursuant to this Servicing Agreement, including, but not limited to, any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim related to the Servicer's willful misfeasance, bad faith or negligence in the performance of its activities in any material respect in servicing or administering the Revolving Credit Loans pursuant to this Servicing Agreement. Any such indemnification shall not be payable from the assets of the Trust. The provisions of this Section 6.06 shall survive the termination of this Agreement.

                                  ARTICLE VII.

                                     Default

     Section 7.01. Servicing Default. If any one of the following events ("Servicing Default") shall occur and be continuing:

               (i) Any failure by the Servicer to deposit in the Collection Account or Payment Account any deposit required to be made under the terms of this Servicing Agreement or to make payments to be made under the terms of the Insurance Agreement which continues unremedied for a period of five Business Days after the date upon which written notice of such failure shall have been given to the Servicer by the Issuer or the Indenture Trustee, or to the Servicer, the Issuer and the Indenture Trustee by the Credit Enhancer; or

               (ii) Failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Securities or in this Servicing Agreement or the Insurance Agreement, which failure, in each case, materially and adversely affects the interests of Securityholders or the Credit Enhancer and which continues unremedied for a period of 45 days or 60 days, respectively, after the date on which written notice of such failure, requiring the same to be remedied, and stating that such notice is a "Notice of Default" hereunder, shall have been given to the Servicer by the Issuer or the Indenture Trustee, or to the Servicer, the Issuer and the Indenture Trustee by the Credit Enhancer; or

               (iii) The entry against the Servicer of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, conservatorship, receivership, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

               (iv) The Servicer shall voluntarily go into liquidation, consent to the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property, or a decree or order of a court, agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged, unbonded or unstayed for a period of 60 days; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

               (v) the occurrence of any Performance Trigger Events,

then, and in every such case, so long as a Servicing Default shall not have been remedied by the Servicer, either the Issuer or the Indenture Trustee, with the prior written consent of the Credit Enhancer, or the Credit Enhancer, by notice then given in writing to the Servicer (and to the Issuer and the Indenture Trustee if given by the Credit Enhancer) may terminate all of the rights and obligations of the Servicer as servicer under this Servicing Agreement other than its right to receive servicing compensation and expenses for servicing the Revolving Credit Loans hereunder during any period prior to the date of such termination and the Issuer or the Indenture Trustee, with the prior written consent of the Credit Enhancer, or the Credit Enhancer may exercise any and all other remedies available at law or equity. Any such notice to the Servicer shall also be given to each Rating Agency, the Credit Enhancer and the Issuer. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Servicing Agreement, whether with respect to the Securities or the Revolving Credit Loans or otherwise, shall pass to and be vested in the Indenture Trustee as pledgee of the Revolving Credit Loans, pursuant to and under this Section 7.01; and, without limitation, the Indenture Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of each Revolving Credit Loan and related documents, or otherwise. The Servicer agrees to cooperate with the Indenture Trustee in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Indenture Trustee for the administration by it of all cash amounts relating to the Revolving Credit Loans that shall at the time be held by the Servicer and to be deposited by it in the Collection Account, or that have been deposited by the Servicer in the Collection Account or thereafter received by the Servicer with respect to the Revolving Credit Loans. All reasonable costs and expenses (including, but not limited to, attorneys' fees) incurred in connection with amending this Servicing Agreement to reflect such succession as Servicer pursuant to this Section 7.01 shall be paid by the predecessor Servicer (or if the predecessor Servicer is the Indenture Trustee, the initial Servicer) upon presentation of reasonable documentation of such costs and expenses.

     Notwithstanding the foregoing, a delay in or failure of performance under
Section 7.01(i) or under Section 7.01(ii) after the applicable grace periods specified in such Sections, shall not constitute a Servicing Default if such delay or failure could not be prevented by the exercise of reasonable diligence by the Servicer and such delay or failure was caused by an act of God or the public enemy, acts of declared or undeclared war, public disorder, rebellion or sabotage, epidemics, landslides, lightning, fire, hurricanes, earthquakes, floods or similar causes. The preceding sentence shall not relieve the Servicer from using reasonable efforts to perform its respective obligations in a timely manner in accordance with the terms of this Servicing Agreement and the Servicer shall provide the Indenture Trustee, the Credit Enhancer and the Securityholders with notice of such failure or delay by it, together with a description of its efforts to so perform its obligations. The Servicer shall immediately notify the Indenture Trustee, the Credit Enhancer and the Owner Trustee in writing of any Servicing Default.

     Section 7.02. Indenture Trustee to Act; Appointment of Successor.

     (a) On and after the time the Servicer receives a notice of termination pursuant to Section 7.01 or sends a notice pursuant to Section 6.04, the Indenture Trustee, in a period not to exceed 90 days shall appoint a successor Servicer or shall itself become the successor in all respects to the Servicer in its capacity as servicer under this Servicing Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof. Nothing in this Servicing Agreement or in the Trust Agreement shall be construed to permit or require the Indenture Trustee to (i) succeed to the responsibilities, duties and liabilities of the initial Servicer in its capacity as Seller under the Revolving Credit Loan Purchase Agreement, (ii) be responsible or accountable for any act or omission of the Servicer prior to the issuance of a notice of termination hereunder, (iii) require or obligate the Indenture Trustee, in its capacity as successor Servicer, to purchase, repurchase or substitute any Revolving Credit Loan, (iv) fund any Additional Balances with respect to any Revolving Credit Loan, (v) fund any losses on any Permitted Investment directed by any other Servicer, or (vi) be responsible for the representations and warranties of the Servicer. As compensation therefor, the Indenture Trustee shall be entitled to such compensation as the Servicer would have been entitled to hereunder if no such notice of termination had been given. The predecessor Servicer shall also pay the Transition Costs of the Indenture Trustee or other servicer as successor Servicer. Notwithstanding the above, (i) if the Indenture Trustee is unwilling to act as successor Servicer itself or appoint a successor to act as successor Servicer, or (ii) if the Indenture Trustee is legally unable so to act, the Indenture Trustee may (in the situation described in clause (i)) or shall (in the situation described in clause (ii)) appoint or petition a court of competent jurisdiction to appoint any established housing and home finance institution, bank or other mortgage loan or home equity loan servicer having a net worth of not less than $10,000,000 as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder; provided that any such successor Servicer shall be acceptable to the Credit Enhancer, as evidenced by the Credit Enhancer's prior written consent which consent shall not be unreasonably withheld and provided further that the appointment of any such successor Servicer will not result in the qualification, reduction or withdrawal of the ratings assigned to the Securities by the Rating Agencies, if determined without regard to the Credit Enhancement Instrument. Pending appointment of a successor to the Servicer hereunder, unless the Indenture Trustee is prohibited by law from so acting, the Indenture Trustee, in a period not to exceed 90 days, shall itself succeed or appoint a successor to succeed to all of the rights and duties of the Servicer hereunder hereinabove provided. In connection with such appointment and assumption, the successor shall be entitled to receive compensation out of payments on Revolving Credit Loans in an amount equal to the compensation which the Servicer would otherwise have received pursuant to Section 3.09 (or such other compensation as the Indenture Trustee and such successor shall agree, together with the Transition Costs of the successor Servicer, which shall be paid by the predecessor Servicer). The appointment of a successor Servicer shall not affect any liability of the predecessor Servicer which may have arisen under this Servicing Agreement prior to its termination as Servicer (including, without limitation, the obligation to purchase Revolving Credit Loans pursuant to Section 3.01, to pay any deductible under an insurance policy pursuant to Section 3.04 or to indemnify the Indenture Trustee pursuant to Section 6.06), nor shall any successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by such Servicer of any of its representations or warranties contained herein or in any related document or agreement. The Indenture Trustee and such successor shall take such action, consistent with this Servicing Agreement, as shall be necessary to effectuate any such succession.

     (b) Any successor, including the Indenture Trustee, to the Servicer as servicer shall during the term of its service as servicer (i) continue to service and administer the Revolving Credit Loans for the benefit of the Securityholders, (ii) maintain in force a policy or policies of insurance covering errors and omissions in the performance of its obligations as Servicer hereunder and a fidelity bond in respect of its officers, employees and agents to the same extent as the Servicer is so required pursuant to Section 3.13 and
(iii) be bound by the terms of the Insurance Agreement.

     (c) Any successor Servicer, including the Indenture Trustee, shall not be deemed in default or to have breached its duties hereunder if the predecessor Servicer shall fail to deliver any required deposit to the Collection Account or otherwise cooperate with any required servicing transfer or succession hereunder.

     Section 7.03. Notification to Securityholders. Upon any termination of or appointment of a successor to the Servicer pursuant to this Article VII or
Section 6.04, the Indenture Trustee shall give prompt written notice thereof to the Securityholders, the Credit Enhancer, the Issuer and each Rating Agency.

                                 ARTICLE VIII.

                            Miscellaneous Provisions

     Section 8.01. Amendment. This Servicing Agreement may be amended from time to time by the parties hereto, with the prior written consent of the Credit Enhancer, provided that any amendment shall be accompanied by a letter from the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to the Securities, if determined without regard to the Credit Enhancement Instrument.

     Section 8.02. GOVERNING LAW. THIS SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 8.03. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, to (a) in the case of the Servicer, NOVUS Financial Corporation, 2500 Lake Cook Road, Riverwoods, Illinois 60015, Attention: Thomas F. White, Vice President and Assistant General Counsel and William C. Schaub, Senior Vice President and Treasurer, (b) in the case of the Credit Enhancer, Ambac Assurance Corporation, One State Street Plaza, New York, New York 10004, Attention: Structured Finance-Mortgage Backed Securities; Fax (212) 363-1459; Confirmation (212) 208-3387 (c) in the case of Moody's, Home Mortgage Loan Monitoring Group, 4th Floor, 99 Church Street, New York, New York 10001 (d) in the case of Standard & Poor's, 26 Broadway, 15th Floor, New York, New York 10004, Attention:
Residential Mortgage Surveillance Group, (e) in the case of the Owner Trustee, Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, and (f) in the case of the Issuer, to NOVUS HELOC Trust 1999-1, c/o Owner Trustee, Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, (g) in the case of the Indenture Trustee, to : Norwest Bank Minnesota, National Association, 11000 Broken Land Parkway, Columbia, Maryland 21044, Attention:
NOVUS 1999-1, with a copy to the Indenture Trustee's Corporate Trust Office and
(h) in the case of the Underwriter, Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, New York 10036, Attention: General Counsel; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Securityholder shall be given by first class mail, postage prepaid, at the address of such Securityholder as shown in the Register. Any notice so mailed within the time prescribed in this Servicing Agreement shall be conclusively presumed to have been duly given, whether or not the Securityholder receives such notice. Any notice or other document required to be delivered or mailed by the Indenture Trustee to any Rating Agency shall be given on a reasonable efforts basis and only as a matter of courtesy and accommodation and the Indenture Trustee shall have no liability for failure to delivery such notice or document to any Rating Agency.

     Section 8.04. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Servicing Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Servicing Agreement and shall in no way affect the validity or enforceability of the other provisions of this Servicing Agreement or of the Securities or the rights of the Securityholders thereof.

     Section 8.05. Third-Party Beneficiaries. This Servicing Agreement will inure to the benefit of and be binding upon the parties hereto, the Securityholders, the Credit Enhancer, the Owner Trustee and their respective successors and permitted assigns. Except as otherwise provided in this Servicing Agreement, no other Person will have any right or obligation hereunder.

     Section 8.06. Counterparts. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 8.07. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     Section 8.08. Termination Upon Purchase by the Servicer or Liquidation of All Revolving Credit Loans.

     (a) The respective obligations and responsibilities of the Servicer, the Issuer and the Indenture Trustee created hereby shall terminate upon the last action required to be taken by the Issuer pursuant to the Trust Agreement and by the Indenture Trustee pursuant to the Indenture following the earlier of:

               (i) the date on or before which the Indenture or Trust Agreement is terminated, or

               (ii) the purchase by the Servicer from the Issuer of all Revolving Credit Loans and all property acquired in respect of any Revolving Credit Loan at a price equal to 100% of the unpaid Loan Balance of each Revolving Credit Loan, plus accrued and unpaid interest thereon at the Weighted Average Net Loan Rate up to the day preceding the Payment Date on which such amounts are to be distributed to Securityholders, plus any amounts due and owing to the Credit Enhancer under the Insurance Agreement (any unpaid Servicing Fee shall be deemed paid at such time).

The right of the Servicer to purchase the assets of the Issuer pursuant to clause (ii) above is conditioned upon the Pool Balance as of such date being less than ten percent of the aggregate of the Cut-off Date Loan Balances of the Revolving Credit Loans. If such right is exercised by the Servicer, the Servicer shall deposit the amount calculated pursuant to clause (ii) above with the Indenture Trustee pursuant to Section 4.10 of the Indenture and, upon the receipt of such deposit, the Indenture Trustee or Custodian shall release to the Servicer, the files pertaining to the Revolving Credit Loans being purchased.

     (b) The Servicer, at its expense, shall prepare and deliver to the Indenture Trustee for execution, at the time the Revolving Credit Loans are to be released to the Servicer, appropriate documents assigning each such Revolving Credit Loan from the Indenture Trustee or the Issuer to the Servicer or the appropriate party.

     Section 8.09. Certain Matters Affecting the Indenture Trustee. For all purposes of this Servicing Agreement, in the performance of any of its duties or in the exercise of any of its powers hereunder, the Indenture Trustee shall be subject to and entitled to the benefits of Article VI of the Indenture.

     Section 8.10. Owner Trustee Not Liable for Related Documents. The recitals contained herein shall be taken as the statements of the Depositor, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Servicing Agreement, of any Basic Document or of the Certificates (other than the signatures of the Owner Trustee on the Certificates) or the Notes, or of any Related Documents. The Owner Trustee shall at no time have any responsibility or liability with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to Certificateholders under the Trust Agreement or the Noteholders under the Indenture, including, the compliance by the Depositor or the Seller with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation, or any action of the Certificate Paying Agent, the Certificate Registrar or the Indenture Trustee taken in the name of the Owner Trustee.

     IN WITNESS WHEREOF, the Servicer, the Indenture Trustee and the Issuer have caused this Servicing Agreement to be duly executed by their respective officers or representatives all as of the day and year first above written.

                                        NOVUS FINANCIAL CORPORATION,
                                          as Servicer


                                        By:  /s/ David L. Bianucci
                                           --------------------------------
                                        Title:    Vice President



                                        NOVUS HELOC TRUST 1999-1


                                        By: Wilmington Trust Company, not in
                                            its individual capacity but solely
                                            as Owner Trustee


                                        By:  /s/ James P. Lawler
                                           --------------------------------
                                        Title:    Vice President



                                        NORWEST BANK MINNESOTA, NATIONAL
                                            ASSOCIATION,
                                            as Indenture Trustee


                                        By:  /s/ Peter A. Gobell
                                           --------------------------------
                                        Title:    Trust Officer

                                    EXHIBIT A
                         REVOLVING CREDIT LOAN SCHEDULE



                           TO BE PROVIDED UPON REQUEST

                                    EXHIBIT B
                            LIMITED POWER OF ATTORNEY


Norwest Bank Minnesota, National Association, (the "Principal"), in its capacity as indenture trustee under that certain Servicing Agreement relating to NOVUS HELOC Trust 1999-1, HELOC Asset Backed Notes, Series 1999-1, dated as of May 1, 1999 (the "Agreement") by and among NOVUS HELOC Trust 1999-1(Issuer), NOVUS Financial Corporation (Servicer) and Norwest Bank Minnesota, N.A. (Indenture Trustee).

hereby constitutes and appoints:

                           NOVUS Financial Corporation

its true and lawful attorney-in-fact (the "Attorney-in-Fact"), acting by and through its officers and employees, with full authority and power to execute and deliver on behalf of Principal any and all of the following instruments to the extent consistent with the terms and conditions of the Agreement:

          (i) All documents with respect to any of the mortgages or deeds of trust securing the Revolving Credit Loans (as defined in the Agreement) serviced for Principal by said attorney-in-fact which are customarily and reasonably necessary and appropriate to the satisfaction, cancellation, or partial or full release of mortgages, deeds of trust or deeds to secure debt upon payment and discharge of all sums secured thereby;

          (ii) Instruments appointing one or more substitute trustees to act in place of the trustees named in Deeds of Trust;

          (iii) Affidavits of debt, notice of default, declaration of default, notices of foreclosure, and all such contracts, agreements, deeds, assignments and instruments as are appropriate to effect any sale, transfer or disposition of real property acquired through foreclosure or otherwise;

          (iv) All other comparable instruments.

This Limited Power of Attorney is effective as of the date below and shall remain in full force and effect until revoked in writing by the undersigned or termination of the Agreement, whichever is earlier.


Dated:  XXXXXXXXXX               Norwest Bank Minnesota, National Association
                                      As Indenture Trustee under the Agreement


                                 By: _________________________________________
                                     By:
                                     Its:
Attest:


---------------------
By:
   -------------------
Its:  Asst. Secretary



Unofficial Witnesses:



______________________



______________________




STATE OF MARYLAND
COUNTY OF HOWARD              ss:



     On the ____ day of __________, 1999 before me, a Notary Public in and for said State, personally appeared Diane E. TenHoopen, known to me to be Vice President of Norwest Bank Minnesota, N.A., and also known to me to be the person who executed this Power of Attorney on behalf of said bank, and acknowledged to me that such bank executed this Power of Attorney.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my office seal the day and year written above.



                                          -----------------------
                                          Notary Public
                                          My commission expires

STATE OF _________      )
         _________      SS.
COUNTY OF_________      )


     On this __th day of May, 1999, before me the undersigned, Notary Public of said State, personally appeared _______________________________ personally known to me to be duly authorized officers of Norwest Bank Minnesota, National Association that executed the within instrument and personally known to me to be the persons who executed the within instrument on behalf of Norwest Bank Minnesota, National Association therein named, and acknowledged to me such Norwest Bank Minnesota, National Association executed the within instrument pursuant to its by-laws.

                                WITNESS my hand and official seal.



                                Notary Public in and for the
                                State of


After recording, please mail to:



Attn:

                                    EXHIBIT 4

                           FORM OF REQUEST FOR RELEASE

To:  Norwest Bank Minnesota, N.A.
     1015 10th Avenue S.E.
     Minneapolis, MN 55414-0031
     Attn:    Inventory Control

     Re: Custodial Agreement dated as of ____, among ___________________ and Norwest Bank Minnesota, N.A., as Custodian

     In connection with the administration of the Revolving Credit Loans held by you as Custodian for the Owner pursuant to the above-captioned Custodial Agreement, we request the release, and hereby acknowledge receipt, of the Custodian's Mortgage File for the Revolving Credit Loan described below, for the reason indicated.

Revolving Credit Loan Number
----------------------------

Mortgagor Name, Address & Zip Code
----------------------------------

Reason for Requesting Documents (check one):
-------------------------------

_______   1.  Mortgage Paid in Full

_______   2.  Foreclosure

_______   3.  Substitution

_______   4.  Other Liquidation (Repurchases, etc.)

_______   5.  Nonliquidation                Reason:___________________________

Address to which Custodian should
Deliver the Custodian's Mortgage File:  ____________________________________
                                        ____________________________________
                                        ____________________________________




                                     By:____________________________________
                                                (authorized signer)
                                     Issuer:________________________________
                                     Address:_______________________________
                                             _______________________________
                                     Date:__________________________________
Custodian
---------

Norwest Bank Minnesota, N.A.

Please acknowledge the execution of the above request your signature and date below:

--------------------------------------            ---------------------
Signature                                         Date

Documents returned to Custodian:

--------------------------------------
Custodian         Date